SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS AND

EVERGREEN STATE MUNICIPAL BOND FUNDS

(collectively, the “Funds”)

Effective immediately, part two of the Fund's Statements of Additional Information is revised to include the following information under "Additional Information on Securities and Investment Practices," immediately following the subsection 'Options and Futures Strategies':

Structured Notes and Other Hybrid Instruments

Structured notes and other “hybrid” investments may combine elements of a derivative instrument, such as an option or a futures contract, with those of debt or a depository instrument.  The return on a structured note or other hybrid investment will depend in whole or in part on changes in values of one or more underlying securities, instruments, or other measures. Such investments may take a number of forms, including, for example, debt instruments whose interest or principal payments or redemption terms are determined by reference to the value of an index at a future time; preferred stocks with dividend rates determined by reference to the value of a currency; or convertible securities with conversion terms related to a particular commodity.

                Structured notes and other “hybrid” instruments entail many of the risks of investments in derivatives. The return on a hybrid instrument may be affected by factors that affect debt securities generally, such as credit risk and interest rate risk, and the risks related to the derivative instrument or return that is embedded in the instrument.  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, hybrid instruments may bear interest or pay preferred dividends at above market rates but bear an increased risk of principal loss (or gain).  Hybrid instruments may provide a leveraged return and may be highly volatile.  They may also be highly illiquid.  There is no guaranty that suitable hybrid instruments will be available at any time, or that the use of hybrid instruments will be successful.

            Reverse convertible structured notes typically combine attributes of a debt security and a put option written by the Fund.  Under the terms of a typical reverse convertible structured note, the Fund will receive the principal amount of the note back at maturity, unless the value of the specified reference instrument (typically, an equity security) declines below a specified level.  In that case, the Fund would typically receive the reference instrument in lieu of cash payment of the principal.  In effect, the Fund would be required to purchase the reference instrument for a price equal to the principal amount of the note, even though the reference instrument has a market value below that amount. The return on such a note is intended to be comparable to the return the Fund would receive if it were to invest in a note at market rates, and sell a put option on the reference instrument for the term of the note.  The interest the Fund receives on the note is typically paid at a market rate, plus an amount approximating the premium that would be paid to the Fund on such a put option.

                The tax treatment of a Fund’s investments in reverse convertible structured notes is unclear, and the IRS may disagree with a Fund’s tax treatment of these investments.  If the IRS does take a position different from that of a Fund, the Fund could under-distribute its income for the taxable year.  See "Tax Information" in this Statement of Additional Information.  In such a situation, the Fund may correct the failure by paying “deficiency dividends” to shareholders and significant interest and penalty payments to the IRS.  In other circumstances, such a recharacterization could result in an overdistribution of income that would be treated as a return of capital not included in income currently but reducing the basis of Fund shares.

The Fund’s investments in reverse convertible structured notes could also affect the character and timing of income received by the Fund, including for purposes of determining the Fund’s distributions to shareholders.   Furthermore, the use of reverse convertible structured notes could lead to a difference in the Fund’s book income and its taxable income.  In this situation, income could be realized by the Fund for financial accounting purposes before it is realized for tax purposes, which may lead to a return of capital to Fund shareholders.

August 22, 2007	579921 RV1 (8/07)